Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent Events
Austin Office Lease
On November 1, 2021, Babylon Inc. entered into a sublease agreement for 37,883 rentable square feet of office space in Austin, Texas. The lease commenced on February 1, 2022 and shall automatically terminate on March 31, 2029. Minimum payments for the non-cancellable lease term are $16.6 million. The Company intends to use the office space as its United States headquarters and will house approximately 200 employees.
Grant of RSUs
On March 14, 2022, the Remuneration Committee of the Board of Directors granted employees RSUs under the 2021 Equity Incentive Plan, under which the holders have the rights to receive an aggregate 17,233,274 shares of the Company’s Class A ordinary shares. Pursuant to the terms of the RSU awards, unvested shares are forfeited upon separation from the Company.